SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date earliest event reported): May 9, 2016

IBERIABANK CORPORATION

(Exact name of Registrant as Specified in Charter)

Louisiana	001-37532	72-1280718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Congress Street, Lafayette, Louisiana 70501

(Address of Principal Executive Offices)

(337) 521-4003

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Items 3.03 Material Modification to Rights of Security Holders.

On May 9, 2016, IBERIABANK Corporation (the “Company”) issued an aggregate of 2,300,000 depositary shares (the “Depositary Shares”), each representing a 1/400th ownership interest in a share of the Company’s 6.60% Fixed-to-Floating Non-Cumulative Perpetual Preferred Stock, Series C, par value $1.00 per share, (“Series C Preferred Stock”), with a liquidation preference of $10,000 per share of Series C Preferred Stock (equivalent to $25 per depositary share) which represents $57,500,000 in aggregate liquidation preference. The Depositary Shares are represented by depositary receipts (the “Depositary Receipts”).

Under the terms of the Series C Preferred Stock, the ability of the Company to declare or pay any dividends on, make distributions with respect to, or to redeem, purchase or acquire, or make a liquidation payment on its common stock or any preferred stock ranking on a parity with or junior to the Series C Preferred Stock, will be subject to restrictions in the event that the Company does not declare dividends on the Series C Preferred Stock for the most recently completed dividend period. The terms of the Series C Preferred Stock are more fully described in the Articles of Amendment relating thereto (the “Articles of Amendment”), which establish the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions relating to the Series C Preferred Stock. A copy of the Articles of Amendment is included as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference herein.

The terms of the Depositary Shares are set forth in the Deposit Agreement, dated May 9, 2016, among the Company, Computershare Inc. and Computershare Trust Company, N.A., and the holders from time to time of the Depositary Receipts issued thereunder (the “Deposit Agreement”) and the form of Depositary Receipts. Copies of the Deposit Agreement and the form of Depositary Receipt are included as Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 6, 2016, the Company filed the Articles of Amendment with the Secretary of State of the State of Louisiana, establishing the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions of the Series C Preferred Stock. The Articles of Amendment became effective with the Secretary of State of the State of Louisiana upon filing. A copy of the Articles of Amendment is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01 Other Events.

On May 9, 2016, the Company completed the issuance and sale of 2,300,000 Depositary Shares, each representing a 1/400th ownership interest in the Series C Preferred Stock, pursuant to an Underwriting Agreement, dated May 3, 2016, between the Company and Keefe, Bruyette & Woods, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriters. The sale of the Depositary Shares was made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-202489). In connection with this offering, the legal opinions as to the legality of the Depositary Shares and the Series C Preferred Stock are being filed as Exhibits 5.1 and 5.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

3.1	Articles of Amendment of 6.60% Fixed-to-Floating Non-Cumulative Perpetual Preferred Stock, Series C, filed May 6, 2016.

4.1	Deposit Agreement, dated as of May 9, 2016, by and among the Company, Computershare Inc. and Computershare Trust Company, N.A., and the holders from time to time of the Depositary Receipts described therein.

4.2	Form of Depositary Receipts representing the Depositary Shares (included as Exhibit A to Exhibit 4.1 hereto).

5.1	Opinion of Robert J. Worley, Jr., Esq., Executive Vice President, Corporate Secretary and General Counsel of the Company, regarding legality of the Series C Preferred Stock.

5.2	Opinion of Simpson Thacher & Bartlett LLP, regarding legality of the Depositary Shares.

23.1	Consent of Robert J. Worley, Jr., Esq., Executive Vice President, Corporate Secretary and General Counsel of the Company (included as part of Exhibit 5.1).

23.2	Consent of Simpson Thacher & Bartlett LLP (included as part of Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2016

IBERIABANK CORPORATION

By:	/s/ Daryl G. Byrd
Name:	Daryl G. Byrd
Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

3.1	Articles of Amendment of 6.60% Fixed-to-Floating Non-Cumulative Perpetual Preferred Stock, Series C, filed May 6, 2016.

4.1	Deposit Agreement, dated as of May 9, 2016, by and among the Company, Computershare Inc. and Computershare Trust Company, N.A., and the holders from time to time of the Depositary Receipts described therein.

4.2	Form of Depositary Receipts representing the Depositary Shares (included as Exhibit A to Exhibit 4.1 hereto).

5.1	Opinion of Robert J. Worley, Jr., Esq., Executive Vice President, Corporate Secretary and General Counsel of the Company, regarding legality of the Series C Preferred Stock.

5.2	Opinion of Simpson Thacher & Bartlett LLP, regarding legality of the Depositary Shares.

23.1	Consent of Robert J. Worley, Jr., Esq., Executive Vice President, Corporate Secretary and General Counsel of the Company (included as part of Exhibit 5.1).

23.2	Consent of Simpson Thacher & Bartlett LLP (included as part of Exhibit 5.2).